Exhibit 10.42

19 Fredman Drive, Sandown 2196

PO Box 784055, Sandton 2146, South Africa Tel: +27 11 269 3000

Fax: +27 11 269 3116

www.idc.co.za

Date: 1 September 2025

Tetra4 Proprietary Limited 4 Bompas Road

Dunkeld West Johannesburg

Attention: Stefano Marani Email: stefano@renergen.co.za

Dear Sirs

Ref: MolokoM/KS

AMENDMENT TO THE LOAN AGREEMENT ENTERED INTO BETWEEN TETRA4 PROPRIETARY LIMITED AND INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTH AFRICA LIMITED DATED 20 DECEMBER 2021

1.
INTRODUCTION
1.1.
Tetra4 Proprietary Limited, registration number: 2005/012157/07 (the “Borrower”) and Industrial Development Corporation of South Africa Limited, a corporation established under Section 2 of the Industrial Development Corporation Act No. 22 of 1940 (“IDC” or “Lender”), entered into a Loan Agreement in terms of which IDC agreed to provide facility in the amount of R160 704 000.00 (one hundred and sixty million seven hundred and four thousand Rand) to the Borrower (the “Agreement”).
1.2.
The IDC has approved an amendment to the Agreement on the terms and conditions set out in this amendment letter.
1.3.
The Parties have agreed to amend the Agreement to reflect the amendments.

Industrial Development Corporation of South Africa Limited Reg.No. 1940/014201/31

Directors: Mabuza, B A (Chairperson); Dames B; Godsell R M; Kriel A; Lekhethe M (CEO); Magwentshu-Rensburg Dr S; Mangole S; Mnxasana N P; Mthethwa P; Orleyn Adv N D B

Group Company Secretary: Kganedi M

2.
AMENDMENTS
2.1.
The Parties have agreed to amend the Agreement as follows:
2.1.1.
Clause 1.7 of the Agreement is hereby deleted in its entirety and replaced with a new clause 1.7 as follows:

“1.7. “Calculation Date” means, after 15 February 2026:..”

2.1.2.
Clause 20.1.3 is hereby deleted in its entirety and replaced with a new clause 20.1.3 as follows:

“20.1.3 at any time after 15 February 2026, declare a breach of any one or more of the Financial Ratios contemplated in clauses 19.1.1.1 through 19.1.1.5 (both inclusive). ;”

2.2.
CONSENT
2.2.1.
Pursuant to clause 20.1.13 of the Agreement, the Lender hereby grants the Borrower consent to the indirect change of beneficial ownership of the Borrower, wherein ASP Isotopes Inc (registration number: 6228898 (“ASPI”) will be acquiring the Renergen shares in exchange for new ASPI shares.

2.2.2.
Notwithstanding the consent given in paragraph 2.2.1 above, the relevant clauses applicable therein shall remain applicable and unchanged for the remainder of the Term of the Agreement.
3.
SPECIAL CONDITION

The Borrower approves that the Lender conduct an independent due diligence investigation to ascertain and confirm that the Project remains viable notwithstanding the delays that have been experienced at the Virginia Gas Project.

4.
COSTS AND FEES
4.1.
The Borrower shall be liable for the fees referred to in clause 14.3 of the Agreement.
5.
GENERAL
5.1.
Terms defined in the Agreement will have the same meaning in this amendment letter unless otherwise defined.
5.2.
This amendment letter is a Finance Document.
5.3.
This amendment letter constitutes the sole record of the agreement between the Parties in relation to the subject matter hereof. No Party shall be bound by any express representation, warranty, promise or the like not recorded herein.

5.4.
No addition to, variation, novation or agreed cancellation of any of the provisions of this amendment letter shall be binding upon the Parties unless reduced to writing and signed on behalf of the Parties.
5.5.
The remaining terms and conditions of the Agreement are unchanged and shall remain in full force.
5.6.
This amendment letter can be signed in any number of counterparts, which, taken together, will constitute a single copy of the amendment letter.
5.7.
This amendment letter shall be governed by and construed in accordance with the laws of the Republic of South Africa and the Parties hereby irrevocably and unconditionally consent to the non-exclusive jurisdiction of the Gauteng Local Division of the High Court of South Africa, Johannesburg (or any successor to that division) in regard to all matters arising from this amendment letter.

Kindly arrange for this letter to be signed by the relevant parties, thereby indicating your acceptance of the amendments to the terms and conditions of the Agreement as stipulated above, failing which we will assume that you do not consent to the above amendments to the Agreement and terms and conditions of the Agreement are unchanged and shall remain in full force.

Yours faithfully

For and on behalf of:

INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTH AFRICA LIMITED

AUTHORISED SIGNATORY AUTHORISED SIGNATORY

Enquiries: Moloko Masangane Senior Legal Advisor Telephone: (011) 269 3000

Copy: Records

SIGNED at Austin, TX on 1 September 2025

FOR: TETRA4 PROPRIETARY LIMITED

/s/ Stefano Marani

Name: Stefano Marani

Capacity: CEO

who warrants that he/she is duly authorised thereto